Execution Version

ProPhase Labs, Inc.

12% Secured Promissory Note – Series A

and Warrant

SUBSCRIPTION AGREEMENT

1. SUBSCRIPTION

The undersigned subscriber hereby subscribes for a One Million Dollar ($1,000,000) 12% Secured Promissory Note – Series A due June 15, 2017 (the “Note”), together with the Warrant acquired simultaneously therewith (the “Warrant”), from ProPhase Labs, Inc. (the “Company”), a Delaware corporation having its principal place of business at 621 N. Shady Retreat Road, Doylestown PA 18901. The undersigned understands the Note is one of a series of 12% Secured Promissory Notes- Series A in the aggregate amount of up to $3,000,000 and that this subscription may be accepted or rejected in whole or in part by the Company in its sole discretion. The Warrant is exercisable for shares of the Company’s common stock, par value $0.0005 per share (the “Common Stock”). The number of shares issuable upon exercise of the Warrant are collectively referred to herein as “Warrant Shares”. The Note, the Warrant and the Warrant Shares are sometimes collectively referred to herein as the “Securities”. This subscription is and shall be irrevocable (after passage of any right of rescission required by applicable state law) unless the Company for any reason rejects this subscription. Unless otherwise defined herein, all capitalized terms used herein have the respective meanings given to such terms in the Note, the Warrant or the Security Agreement granted in favor of all Series A Note holders simultaneously with the issuance of the Note.

2. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The undersigned subscriber hereby represents and warrants to the Company that the following statements are true and correct as of the date hereof:

(a) The undersigned is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned is an accredited investor because he, she or it is (please check each applicable category):

[ ]	i)	a bank is defined in Section 3(a)(2) of the 1933 Act;

[ ]	ii)	a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity;

[ ]	iii)	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

[ ]	iv)	an insurance company as defined in Section 2(13) of the 1933 Act;

[ ]	v)	an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

[ ]	vi)	a business development company, as defined in Section 2(a)(48) of the 1940 Act;

[ ]	vii)	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

[ ]	viii)	any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

[ ]	ix)	any employee benefits plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

[ ]	x)	a private business development company, as defined in section 202(a)(22) of the Advisers Act;

[ ]	xi)	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986 (the “Code”), not formed for the specific purpose of acquiring a Unit, and which has total assets in excess of $5,000,000;

[ ]	xii)	a corporation, a Massachusetts or similar business trust, or a partnership, which entity was not formed for the specific purpose of acquiring a Unit, and which has total assets in excess of $5,000,000;

[X]	xiii)	a natural person whose individual net worth, or net worth together with that person’s spouse, exceeds $1,000,000 (excluding from the calculation the value of the undersigned’s primary residence but including any indebtedness secured by that residence that is in excess of that residence’s value);

[X]	xiv)	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]	xv)	a trust with assets in excess of $5,000,000, not formed for the specific purpose of acquiring a Unit, whose purchase of the Note and Warrant is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

[ ]	xvi)	any director, executive officer, or principal of the Company; and/or

[ ]	xvii)	any entity each of the equity owners of which satisfies one or more of the above conditions (i.e., are “accredited investors”).

(b) The undersigned has evaluated carefully the undersigned’s financial resources and investment position and the risks associated with this investment, and is able to bear the substantial economic risks of the undersigned’s investment in the Securities for an indefinite period of time, can afford to hold the Note until maturity, and can afford a complete loss of the undersigned’s investment in the Securities.

(c) The undersigned either has such knowledge and experience in financial, tax and business matters or has received professional guidance with respect to this investment, and is either alone, or with those providing such guidance, capable of evaluating the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.

(d) The undersigned has been given the opportunity (i) to obtain information and to examine all documents relating to the Note and Warrant, the Company and its business, (ii) to ask questions of, and to receive answers from, the management of the Company concerning the Company, the Company’s business, and the terms and conditions of this investment, and (iii) to obtain any additional information, to the extent the Company possesses such information or could acquire such information without unreasonable effort or expense, necessary to verify the accuracy of any information previously furnished. All such questions have been answered to the undersigned’s full satisfaction, and the undersigned has not relied on oral representations or oral information furnished to the undersigned in connection with the purchase of the Securities which were in any way inconsistent with the Company’s filings with the Securities Exchange Commission (“SEC Filings”).

(e) The undersigned has had an opportunity to read and understand the provisions of this Subscription Agreement, to consult with the undersigned’s adviser(s) or counsel regarding the operation and consequences of those provisions and has considered the effect of those provisions on the undersigned.

(f) No representations have been made to the undersigned concerning projected results, expected yields or any other prospective information concerning operation of the Company other than those contained in the SEC Filings and accompanying exhibits.

(g) The undersigned is acquiring the Securities for the undersigned’s own account or for the undersigned’s own account as fiduciary of either an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) for investment and not with a view to or for resale, in connection with public offering or distribution of the Securities and without any present intention to sell the Securities at any particular event or circumstance. The undersigned has no agreement or other arrangement with any person to sell, transfer or pledge all or any part of the Securities subscribed for that would guarantee the undersigned any profit or protect against any loss with respect to the Securities.

(h) The undersigned has no present obligation, indebtedness, or commitment, nor is any circumstance in existence that will compel the undersigned to secure funds by the sale of the Securities, nor is the undersigned a party to any plan or undertaking that would require or contemplate that proceeds from the sale of all or a part of the Securities be utilized in connection therewith. The undersigned does not intend or anticipate that the undersigned will rely on this investment as a source of income.

(i) The undersigned represents that the undersigned’s investment in the Securities involves a high degree of risk. The undersigned takes full cognizance of, and understands such risks and has obtained sufficient information to evaluate the Company and the merits and risks of an investment in the Securities.

(j) The undersigned, if a corporation, partnership, trust or other entity, represents and warrants that it, or each of its equity owners, was not organized for the specific purpose of acquiring the Securities and has other investments or business activities or will make other investments or engage in other business activities, unless the undersigned has indicated the contrary to the Company and specified the number of beneficial owners thereof, and the Company has consented in writing thereto. The undersigned, if an individual, represents and warrants that the undersigned is not acquiring the Securities as a nominee, trustee, agent, or representative for any other person, unless the undersigned has indicated the contrary to the Company and specified the number of beneficial owners thereof, and the Company has consented in writing thereto.

(k) None of the Securities offered under by this Subscription Agreement have been registered under the Securities Act or the securities laws of certain states and are being offered and sold in reliance on exemptions from the registration requirements of the Securities Act and such laws. The Securities, and any beneficial interest therein, are subject to restrictions on transferability and resale and may not be transferred or resold, in whole or in part, except as permitted under the Securities Act and such laws pursuant to registration or exemption therefrom. The Securities have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), any state securities commission, or other regulatory authority, or have any of the foregoing authorities passed on or endorsed the merits of the offering of the Securities or the accuracy or adequacy of the SEC Filings with respect to such offering. Any representation to the contrary is unlawful. The undersigned understands that the Company is under no obligation to register the Securities under the Securities Act. Each Subscriber must bear the economic risk of an investment in the Securities, and the Securities may not be resold unless subsequently registered under applicable securities laws or unless an exemption from such registration is available.

(l) The undersigned confirms that the Securities were not offered to the undersigned by any means of general solicitation or general advertising.

(m) The undersigned’s representations and warranties in this Section 2 are true and correct as of the date hereof and shall survive such delivery.

(n) The undersigned is authorized and has full right and power to subscribe for the Securities and to perform the undersigned’s obligations pursuant to the provisions hereof, and the person signing this Subscription Agreement and any other instrument executed and delivered herewith on behalf of the prospective investor has been duly authorized by such entity and has full power and authority to do so.

(o) If the undersigned is an employee benefit plan subject to ERISA, then the undersigned acknowledges that the undersigned has been informed of and understands the investment objectives and policies of, and the investment strategies that may be pursued by, the Company and represents that the undersigned’s investment in the Securities (i) is permissible under the documents and instruments governing such plan, (ii) satisfies the diversification requirements of section 404(a)(1)(C) of ERISA, (iii) is prudent considering all the facts and circumstances, including the fact that there is not expected to by any public market for the disposition of the Securities and (iv) is not a “prohibited transaction” within the meaning of section 406 of ERISA.

(p) The undersigned understands and acknowledges that any projections regarding the business or finances of the Company contained in the SEC Filings or any written materials received from the Company by the undersigned are based on numerous assumptions relying on certain factors over which the Company has no control, and accordingly these projections are not guaranteed or warranted and no assurance can be given to the undersigned about the returns that may be realized by an investment in the Securities. The undersigned acknowledges that any reliance on any projections contained in the SEC Filings or such written materials shall be solely at the undersigned’s risk and the undersigned is expected to undertake its own due diligence, inspections, investigations and assessments as to the feasibility of the business of the Company.

(q) The undersigned understands that the representations contained in this Subscription Agreement are made for the purpose of qualifying the undersigned, or the entity for which the undersigned is acting, as a suitable investor for the purpose of establishing exemptions from the registration or qualification provisions of the Securities Act and the securities laws of certain states for the offering and sale of the Securities.

(r) The undersigned is either a citizen of the United States of America (including an entity organized under the laws of any of the 50 states of the United States) or taxed as a resident of the United States of America for purposes of federal income tax.

(s) The undersigned represents and warrants that its investment was not directly or indirectly derived from illegal activities, including any activities that would violate United States Federal or State laws or any laws and regulations of other countries.

(t) The undersigned acknowledges that United States Federal law, regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit the Company from, among other things, engaging in transactions with, and the provision of services to, persons on the list of Specially Designated Nationals and Blocked Persons and foreign countries and territories subject to U.S. sanctions administered by OFAC (together, the “OFAC Maintained Sanctions”).

(u) The undersigned represents and warrants that neither the undersigned, nor any person controlling, controlled by, or under common control with, the undersigned, nor, to the best of the undersigned’s knowledge, any person having a beneficial interest in the undersigned, or for whom the undersigned is acting as agent or nominee in connection with this investment, (i) is a country, territory, person or entity subject to an OFAC Maintained Sanction or (ii) is a foreign shell bank as that term is defined by the U.S. Treasury Department.

(v) The undersigned represents and warrants that, if it is an entity designated as a “financial institution” in the USA PATRIOT Act of 2001 (generally including banks, trust companies, thrift institutions, agencies or branches of foreign banks, investment bankers, broker-dealers, investment companies, insurance companies, investment advisers, futures commission merchants, commodity trading advisors, and commodity pool operators), it has implemented and enforces an anti-money laundering program (“AMLP”) that is compliant with the USA PATRIOT Act of 2001 and that its AMLP, at a minimum:

●	Maintains and enforces a customer identification program in accordance with applicable regulatory requirements under Section 326 of the USA PATRIOT Act of 2001;

●	For each investor, client, customer, and principal, verifies and documents its investor, client, customer or principal nor any person that controls, is controlled by or is under common control with any investor, client, customer or principal (1) is a country, territory, person or entity subject to an OFAC Maintained Sanction, or (2) is a foreign shell bank as that term is defined by the U.S. Treasury Department;

●	Includes reasonable internal procedures and controls to detect and report suspicious activities;

●	Designates a compliance officer for anti-money laundering responsibilities;

●	Provides on-going employee training with respect to anti-money laundering policies and procedures; and

●	Includes an independent audit function to test its AMLP.

(w) The undersigned acknowledges and agrees that the Company, in complying with anti-money laundering statutes, regulations and goals, may file voluntarily and/or as required by law suspicious activity reports (“SARs”) or any other information with governmental and law enforcement agencies that identify transactions and activities that the Company or its agents reasonably determine to be suspicious, or is otherwise required by law.

(x) The undersigned acknowledges that the Company is prohibited by law from disclosing to third parties, including the undersigned, any filing or the substance of any SAR.

(y) The undersigned confirms that all information and documentation provided to the Company, including, but not limited to, all information regarding the undersigned’s identity, business, investment objectives, and source of the funds to be invested in the Company, is true and correct.

(z) The undersigned represents and warrants that he/she/it is [  ]/ is not [X] (please check one) a senior foreign political figure, or an immediate family member or close associate of a senior foreign political figure within the meaning of the USA PATRIOT Act of 2001 and that the undersigned is [  ]/ is not [X] (please check one) making an investment in the Company on behalf of such a person.

(aa) The undersigned acknowledges that the Company may not accept any investment from the undersigned if the undersigned cannot truthfully make the representations set forth in any of the preceding subsections.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the undersigned subscriber that the following statements are true and correct:

(a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company’s business or (b) the nature of the business conducted by the Company except where failure to do so would not have a material adverse effect on the Company. The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Subscription Agreement, the Note, the Warrant and the security agreement executed in connection with the Note (collectively, the “Transaction Documents”), and to carry out the transactions contemplated hereby and thereby. All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of the Transaction Documents, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company’s obligations under Transaction Documents have been taken or will be taken prior to the closing. Each of the Transaction Documents have been duly executed and delivered by the Company, and each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b) Issuance of Securities. The Securities to be issued to the undersigned investor pursuant to this Subscription Agreement and the Warrant, as applicable, when issued and delivered in accordance with the terms of this Subscription Agreement and the Warrant, as applicable, will be duly and validly issued and will be fully paid and non-assessable.

(c) Authorization; Enforcement. The execution, delivery and performance of the Transaction Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company or any of its Subsidiaries (as defined below), including, without limitation, the rules of the Principal Market (defined below), (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, including, without limitation, any shareholder of the Company and/or the Principal Market, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company or any of its Subsidiaries is a party or by which it is bound or to which any assets of the Company or any of its Subsidiaries are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company or any of its Subsidiaries, or upon any shares of Common Stock, preferred stock or other securities of the Company or any of its Subsidiaries except for liens in favor of the holders of the Notes created by the Security Agreement, (e) conflict with or result in a breach of or constitute a default under any provision of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company and its Subsidiaries.

(d) SEC Filings. The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each subscriber through the EDGAR system true and complete copies of the Company’s filings for the prior two full fiscal years plus any interim period (collectively, the “SEC Filings”). Since December 31, 2013, the SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries, if any (collectively, the “Subsidiaries”), are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(e) No Financial Advisor. The Company acknowledges and agrees that each subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that the undersigned subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by any subscriber or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such subscriber’s purchase of the Securities. The Company further represents to each subscriber that the Company’s decision to enter into this Subscription Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(f) Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company on a fully diluted basis as of the date of this Subscription Agreement are set forth in the Company’s SEC Filings. Except as set forth in the Company’s SEC Filings, there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of its subsidiaries. The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company are described in the Company’s SEC Filings. There are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock.

(g) Private Placements. Assuming the accuracy of the subscriber’s representations and warranties set forth in Section 2 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the subscriber as contemplated hereby. None of the Company, its Subsidiaries or any of their affiliates, nor any Person (as defined below) acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or caused this offering of the Securities (or any other offering of securities of the Company taken together with this transaction) to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(h) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(i) Shell Company Status. The Company is not and has never been an issuer identified in Rule 144(i)(1) of the Securities Act. The Company is, and has been for a period of at least three (3) years, subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(j) Litigation. Except as set forth in the SEC Filings, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company or any of its Subsidiaries. No director, officer or employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing. “Principal Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, the New York Stock Exchange, OTCQX, OTCQB, OTCPK or the OTC Bulletin Board (or any successors to any of the foregoing).

(k) Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its and its Subsidiaries’ relations with their respective employees are good. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of this Subscription Agreement, the Note or the Warrant.

(l) Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(m) Indebtedness and Other Contracts. Except as set forth in the SEC Filings, neither the Company nor any of its Subsidiaries, (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property) required by US GAAP to be disclosed in the Company’s financial statements, (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

(n) No Undisclosed Events, Liabilities, Developments or Circumstances. Except as set forth in the SEC Filings and except for the transactions contemplated hereby, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any subscriber’s investment hereunder or (iii) would reasonably be expected to have a Material Adverse Effect.

(o) No Disqualification Events. To the Company’s knowledge, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(p) General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(q) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under its certificate of incorporation, bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the undersigned subscriber as a result of the transactions contemplated by the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and any subscriber’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other person that any subscriber is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any subscriber could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under this Subscription Agreement or the Warrant or under any other agreement between the Company and any subscriber.

4. SUBSCRIPTION PROCEDURES

The Company shall have the right to accept or reject this subscription, in whole or in part, and this subscription shall be deemed to be accepted by the Company only when a copy of the signature page of this Subscription Agreement is executed by the Company. A prospective Subscriber will only own any Note and become the holder of a Warrant therein upon acceptance of the Subscription Agreement. A minimum investment (lending commitment) of $500,000 is required. Subscriptions need not be accepted in the order received by the Company. The undersigned understands and agrees that this subscription may be accepted or rejected by the Company, in whole or in part in its sole and absolute discretion, and if accepted, the Securities purchased pursuant hereto will be issued only in the name of the undersigned. The undersigned hereby acknowledges and agrees that, except as otherwise provided by applicable state law, this Subscription Agreement may not be canceled, revoked or withdrawn, and that this Subscription Agreement and the documents submitted herewith shall survive (i) changes in the transactions, documents and instruments that are not material, and (ii) death or disability of the undersigned.

5. INDEMNIFICATION

The Company will indemnify and hold harmless each subscriber and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders (each, an “Indemnitee”, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) the status of such subscriber or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated hereby or as a party to the Transaction Documents (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The amount of any Indemnified Liability shall be net of (i) any amounts recovered by the Indemnitee in respect of such Indemnified Liability pursuant to any indemnification by or indemnification agreement with any third party (net of any costs of recovery), (ii) any insurance proceeds actually received by the Indemnity in respect of the Indemnified Liability (net of any deductible amounts or associated incremental premiums that the Indemnitee reasonably expects to incur as a result of the claim) and (iii) any tax benefit to the Indemnitee, to the extent such tax benefit relates solely to such Indemnified Liability. Notwithstanding anything contained herein to the contrary, an Indemnitee shall not be required to seek to recover any amounts, proceeds or benefits referred to in the immediately preceding sentence as a condition precedent to seeking indemnification from the Company pursuant to this Section 5.

6. RESTRICTIONS OF TRANSFER

(a) Legends. The subscriber understands that the Securities have been issued (or will be issued in the case of the Warrant Shares) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth in Section 6(b) below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THIS SECURITY NOR THE SECURITIES UNDERLYING THIS SECURITY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

(b) Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 6(a) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 under the Securities Act (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 under the Securities Act (provided that the Investor provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such subscriber provides the Company with an opinion of counsel to such subscriber, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) Business Days following the delivery by the subscriber to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), as directed by such subscriber, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Warrant Shares, credit the aggregate number of shares of Common Stock to which such subscriber shall be entitled to such subscriber’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver at the Company’s expense (via reputable overnight courier) to such subscriber, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such subscriber or its designee (the date by which such credit is so required to be made to the balance account of such subscriber’s or such subscriber’s nominee with DTC or such certificate is required to be delivered to such subscriber pursuant to the foregoing is referred to herein as the “Required Delivery Date”). If the Company fails to (i) issue and deliver (or cause to be delivered) to the subscriber by the Required Delivery Date a certificate representing Warrant Shares so delivered to the Company by such subscriber that is free from all restrictive and other legends or (ii) credit the balance account of such subscriber’s or such subscriber’s nominee with DTC for such number of Warrant Shares so delivered to the Company, and if after such date the subscriber is required to effect a Buy-In (as defined in the Warrant), then, in addition to all other remedies available to such subscriber, the Company shall pay in cash to such subscriber the amount set forth in Section 2(d)(iv) of the Warrant.

7. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER

The undersigned, under penalties of perjury, certifies that the taxpayer identification number or Social Security number shown hereon is true and correct and that the undersigned is not subject to any withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of failure to report all interest or dividends or because the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.

8. FURTHER COVENANTS

(a) Securities Laws Disclosure; Publicity. If required under the Exchange Act, the Company shall within four (4) Business Days after this Subscription Agreement has been executed, file a Current Report on Form 8-K with the SEC, including the Transaction Documents as exhibits thereto (the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have publicly disclosed all material, non-public information delivered to any of the subscribers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents. No subscriber shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld.

(b) Integration. The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security other than additional notes and warrants issued hereunder that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the subscribers.

(c) Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Warrant in such amount as may be required to fulfill its obligations in full under the Warrant. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Warrant, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

(d) Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated hereby, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information. The Company understands and confirms that each subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the subscriber or any of its affiliates, on the other hand, shall terminate.

(e) Accounts and Records; Inspections. The Company shall keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to the business and affairs of the Company and its subsidiaries in accordance with GAAP applied on a consistent basis. The Company shall permit each holder of any Securities or any of such holder’s officers, employees or representatives during regular business hours of the Company, upon reasonable notice and as often as such holder may reasonably request, to visit and inspect the offices and properties of the Company and its subsidiaries and to make extracts or copies of the books, accounts and records of the Company or its subsidiaries at such holder’s expense. Nothing contained in this Section shall be construed to limit any rights which a holder of any Securities may otherwise have with respect to the books and records of the Company and its Subsidiaries, to inspect its properties or to discuss its affairs, finances and accounts.

9. GENERAL PROVISIONS

(a)	This Subscription Agreement will be governed by and construed in accordance with the substantive laws of the State of Delaware without regard thereof relating to conflicts of laws.

(b)	This Subscription Agreement, together with the Note, the Security Agreement and the Warrant constitutes the entire agreement between the parties with respect to the subject matter and supersedes any prior agreements between the parties. This Subscription Agreement may be amended only by a writing executed by the parties.

(c)	The Note or Warrant will be assigned or transferred only in accordance with applicable law and the terms of this Subscription Agreement and the Note or Warrant, as the case may be.

(d)	This Subscription Agreement will survive the undersigned’s death or dissolution and will be binding upon the undersigned’s successors, heirs, assignees, representatives and distributees.

(e)	If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified only to the extent necessary to conform to such applicable law. Any provision hereof that may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable.

(f)	The parties’ representations and warranties in the Transaction Documents shall survive the execution and delivery of such Transaction Documents.

(g)	Within five days after receipt of a request from the Company, the undersigned hereby agrees to provide such reasonable information and to execute and deliver such documents as may be reasonably necessary to comply with any and all laws to which the Company is subject.

(h)	The Company shall reimburse the reasonable, documented legal fees incurred by the Subscribers in preparing and negotiating the Transaction Documents; provided that, in no event shall the Company reimburse more than $10,000 in the aggregate.

10. SUBSCRIPTION

The undersigned hereby subscribes for a One Million Dollar ($1,000,000) Note to be issued by the Company, the Warrant and 34,000 Warrant Shares. The undersigned understands that this subscription is and shall be irrevocable after passage of any right of rescission required by applicable state law.

1. The Subscriber is [  ]/ is not [X] please check as appropriate) a “benefit plan investor.”

A “benefit plan investor” is a plan described in 19 C.F.R. Section 2510.3-101(f)(2) issued by the United States Department of Labor i.e., any employee benefit plan, whether or not subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or other plan subject to the prohibited transaction provisions of Section 4975 of the Internal Revenue Code of 1986, as amended (“Code”)) or an entity whose assets are deemed “plan assets” for purposes of Title I of ERISA and Section 4975 of the code.

If the Subscriber is a benefit plan investor (a “Plan”), it is so because it is (please check as appropriate):

[  ] an employee benefit plan within the meaning of and subject to Title I or ERISA (an “ERISA Plan”); or

[  ] an entity whose assets are deemed to constitute “plan assets” for purposes of Title I of ERISA and Section 4975 of the Code (also an “ERISA Plan”).

2. The Subscriber is [  ]/ is not [X] (please check as appropriate) exempt from U.S. federal income tax under the Code. If the Subscriber is tax-exempt, please attach to this Agreement a copy of the Determination Letter from the Internal Revenue Service regarding the Subscriber’s tax-exempt status.

3. The Subscriber is [  ]/ is not [X] (please check as appropriate) a “venture capital operating company” as such term is defined in 29 CFR Section 2510.3-101.

4. Does the undersigned grant permission to the Company to identify the undersigned by name as an investor in the Company to prospective investors in the Company.

[X] Yes

[  ] No

The undersigned represents that the undersigned has read this Subscription Agreement.

The wire instructions in connection with the subscription for the Note are as follows:

Bank:

ABA #:

Account Name:

Account #:

(The remainder of this page is intentionally left blank)

IN WITNESS WHEREOF, the Company has executed this Subscription Agreement as of the 11th day of December, 2015, at _______________, _______________.

                           (City)                          (State)

COMPANY:

PROPHASE LABS, INC.

By:	/s/ Ted Karkus
Name:	Ted Karkus
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the _____ day of ___________, 201_, at _______________, _______________.

                                                      (City)                           (State)

BUSINESS ENTITIES

Name of Business Entity

TIN

By:

Name:

Title:

State of Organization

Business Address

Telephone Number

Facsimile Number

E-mail Address

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the _____ day of ___________, 201_, at _______________, _______________.

                                                     (City)                          (State)

TRUSTS OR PLANS

Name of Trust or Plan

TIN

By:

Name:

Title:

State of Formation, if applicable

Plan Address

Telephone Number

Facsimile Number

E-mail Address

IN WITNESS WHEREROF, the undersigned has executed this Subscription Agreement as of the 11th day of December, 2015, at ____________________, _________________.

(City)                                  (State)

INDIVIDUALS

/s/ John E. Ligums, Jr.
Signature of Prospective Investor	Signature of Co-Owner or Spouse (if applicable)

SSN:	SSN:

Typed or printed FULL Name of Prospective Investor	Typed or Printed FULL name of Co-Owner or Spouse (if applicable)

State of Residence	State of Residence

Employer	Employer

Occupation	Occupation

Business/Home Address	Business/Home Address

Facsimile Number	Facsimile Number

E-mail Address	E-mail Address

Send correspondence to

Home	Office

Execution Version

ProPhase Labs, Inc.

12% Secured Promissory Note – Series A

and Warrant

SUBSCRIPTION AGREEMENT

1. SUBSCRIPTION

The undersigned subscriber hereby subscribes for a Five Hundred Thousand Dollar ($500,000) 12% Secured Promissory Note – Series A due June 15, 2017 (the “Note”), together with the Warrant acquired simultaneously therewith (the “Warrant”), from ProPhase Labs, Inc. (the “Company”), a Delaware corporation having its principal place of business at 621 N. Shady Retreat Road, Doylestown PA 18901. The undersigned understands the Note is one of a series of 12% Secured Promissory Notes- Series A in the aggregate amount of up to $3,000,000 and that this subscription may be accepted or rejected in whole or in part by the Company in its sole discretion. The Warrant is exercisable for shares of the Company’s common stock, par value $0.0005 per share (the “Common Stock”). The number of shares issuable upon exercise of the Warrant are collectively referred to herein as “Warrant Shares”. The Note, the Warrant and the Warrant Shares are sometimes collectively referred to herein as the “Securities”. This subscription is and shall be irrevocable (after passage of any right of rescission required by applicable state law) unless the Company for any reason rejects this subscription. Unless otherwise defined herein, all capitalized terms used herein have the respective meanings given to such terms in the Note, the Warrant or the Security Agreement granted in favor of all Series A Note holders simultaneously with the issuance of the Note.

2. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The undersigned subscriber hereby represents and warrants to the Company that the following statements are true and correct as of the date hereof:

(a) The undersigned is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned is an accredited investor because he, she or it is (please check each applicable category):

[ ]	i)	a bank is defined in Section 3(a)(2) of the 1933 Act;

[ ]	ii)	a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity;

[ ]	iii)	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

[ ]	iv)	an insurance company as defined in Section 2(13) of the 1933 Act;

[ ]	v)	an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

[ ]	vi)	a business development company, as defined in Section 2(a)(48) of the 1940 Act;

[ ]	vii)	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

[ ]	viii)	any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

[ ]	ix)	any employee benefits plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

[ ]	x)	a private business development company, as defined in section 202(a)(22) of the Advisers Act;

[ ]	xi)	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986 (the “Code”), not formed for the specific purpose of acquiring a Unit, and which has total assets in excess of $5,000,000;

[ ]	xii)	a corporation, a Massachusetts or similar business trust, or a partnership, which entity was not formed for the specific purpose of acquiring a Unit, and which has total assets in excess of $5,000,000;

[X]	xiii)	a natural person whose individual net worth, or net worth together with that person’s spouse, exceeds $1,000,000 (excluding from the calculation the value of the undersigned’s primary residence but including any indebtedness secured by that residence that is in excess of that residence’s value);

[X]	xiv)	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]	xv)	a trust with assets in excess of $5,000,000, not formed for the specific purpose of acquiring a Unit, whose purchase of the Note and Warrant is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

[ ]	xvi)	any director, executive officer, or principal of the Company; and/or

[ ]	xvii)	any entity each of the equity owners of which satisfies one or more of the above conditions (i.e., are “accredited investors”).

(b) The undersigned has evaluated carefully the undersigned’s financial resources and investment position and the risks associated with this investment, and is able to bear the substantial economic risks of the undersigned’s investment in the Securities for an indefinite period of time, can afford to hold the Note until maturity, and can afford a complete loss of the undersigned’s investment in the Securities.

(c) The undersigned either has such knowledge and experience in financial, tax and business matters or has received professional guidance with respect to this investment, and is either alone, or with those providing such guidance, capable of evaluating the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.

(d) The undersigned has been given the opportunity (i) to obtain information and to examine all documents relating to the Note and Warrant, the Company and its business, (ii) to ask questions of, and to receive answers from, the management of the Company concerning the Company, the Company’s business, and the terms and conditions of this investment, and (iii) to obtain any additional information, to the extent the Company possesses such information or could acquire such information without unreasonable effort or expense, necessary to verify the accuracy of any information previously furnished. All such questions have been answered to the undersigned’s full satisfaction, and the undersigned has not relied on oral representations or oral information furnished to the undersigned in connection with the purchase of the Securities which were in any way inconsistent with the Company’s filings with the Securities Exchange Commission (“SEC Filings”).

(e) The undersigned has had an opportunity to read and understand the provisions of this Subscription Agreement, to consult with the undersigned’s adviser(s) or counsel regarding the operation and consequences of those provisions and has considered the effect of those provisions on the undersigned.

(f) No representations have been made to the undersigned concerning projected results, expected yields or any other prospective information concerning operation of the Company other than those contained in the SEC Filings and accompanying exhibits.

(g) The undersigned is acquiring the Securities for the undersigned’s own account or for the undersigned’s own account as fiduciary of either an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) for investment and not with a view to or for resale, in connection with public offering or distribution of the Securities and without any present intention to sell the Securities at any particular event or circumstance. The undersigned has no agreement or other arrangement with any person to sell, transfer or pledge all or any part of the Securities subscribed for that would guarantee the undersigned any profit or protect against any loss with respect to the Securities.

(h) The undersigned has no present obligation, indebtedness, or commitment, nor is any circumstance in existence that will compel the undersigned to secure funds by the sale of the Securities, nor is the undersigned a party to any plan or undertaking that would require or contemplate that proceeds from the sale of all or a part of the Securities be utilized in connection therewith. The undersigned does not intend or anticipate that the undersigned will rely on this investment as a source of income.

(i) The undersigned represents that the undersigned’s investment in the Securities involves a high degree of risk. The undersigned takes full cognizance of, and understands such risks and has obtained sufficient information to evaluate the Company and the merits and risks of an investment in the Securities.

(j) The undersigned, if a corporation, partnership, trust or other entity, represents and warrants that it, or each of its equity owners, was not organized for the specific purpose of acquiring the Securities and has other investments or business activities or will make other investments or engage in other business activities, unless the undersigned has indicated the contrary to the Company and specified the number of beneficial owners thereof, and the Company has consented in writing thereto. The undersigned, if an individual, represents and warrants that the undersigned is not acquiring the Securities as a nominee, trustee, agent, or representative for any other person, unless the undersigned has indicated the contrary to the Company and specified the number of beneficial owners thereof, and the Company has consented in writing thereto.

(k) None of the Securities offered under by this Subscription Agreement have been registered under the Securities Act or the securities laws of certain states and are being offered and sold in reliance on exemptions from the registration requirements of the Securities Act and such laws. The Securities, and any beneficial interest therein, are subject to restrictions on transferability and resale and may not be transferred or resold, in whole or in part, except as permitted under the Securities Act and such laws pursuant to registration or exemption therefrom. The Securities have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), any state securities commission, or other regulatory authority, or have any of the foregoing authorities passed on or endorsed the merits of the offering of the Securities or the accuracy or adequacy of the SEC Filings with respect to such offering. Any representation to the contrary is unlawful. The undersigned understands that the Company is under no obligation to register the Securities under the Securities Act. Each Subscriber must bear the economic risk of an investment in the Securities, and the Securities may not be resold unless subsequently registered under applicable securities laws or unless an exemption from such registration is available.

(l) The undersigned confirms that the Securities were not offered to the undersigned by any means of general solicitation or general advertising.

(m) The undersigned’s representations and warranties in this Section 2 are true and correct as of the date hereof and shall survive such delivery.

(n) The undersigned is authorized and has full right and power to subscribe for the Securities and to perform the undersigned’s obligations pursuant to the provisions hereof, and the person signing this Subscription Agreement and any other instrument executed and delivered herewith on behalf of the prospective investor has been duly authorized by such entity and has full power and authority to do so.

(o) If the undersigned is an employee benefit plan subject to ERISA, then the undersigned acknowledges that the undersigned has been informed of and understands the investment objectives and policies of, and the investment strategies that may be pursued by, the Company and represents that the undersigned’s investment in the Securities (i) is permissible under the documents and instruments governing such plan, (ii) satisfies the diversification requirements of section 404(a)(1)(C) of ERISA, (iii) is prudent considering all the facts and circumstances, including the fact that there is not expected to by any public market for the disposition of the Securities and (iv) is not a “prohibited transaction” within the meaning of section 406 of ERISA.

(p) The undersigned understands and acknowledges that any projections regarding the business or finances of the Company contained in the SEC Filings or any written materials received from the Company by the undersigned are based on numerous assumptions relying on certain factors over which the Company has no control, and accordingly these projections are not guaranteed or warranted and no assurance can be given to the undersigned about the returns that may be realized by an investment in the Securities. The undersigned acknowledges that any reliance on any projections contained in the SEC Filings or such written materials shall be solely at the undersigned’s risk and the undersigned is expected to undertake its own due diligence, inspections, investigations and assessments as to the feasibility of the business of the Company.

(q) The undersigned understands that the representations contained in this Subscription Agreement are made for the purpose of qualifying the undersigned, or the entity for which the undersigned is acting, as a suitable investor for the purpose of establishing exemptions from the registration or qualification provisions of the Securities Act and the securities laws of certain states for the offering and sale of the Securities.

(r) The undersigned is either a citizen of the United States of America (including an entity organized under the laws of any of the 50 states of the United States) or taxed as a resident of the United States of America for purposes of federal income tax.

(s) The undersigned represents and warrants that its investment was not directly or indirectly derived from illegal activities, including any activities that would violate United States Federal or State laws or any laws and regulations of other countries.

(t) The undersigned acknowledges that United States Federal law, regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit the Company from, among other things, engaging in transactions with, and the provision of services to, persons on the list of Specially Designated Nationals and Blocked Persons and foreign countries and territories subject to U.S. sanctions administered by OFAC (together, the “OFAC Maintained Sanctions”).

(u) The undersigned represents and warrants that neither the undersigned, nor any person controlling, controlled by, or under common control with, the undersigned, nor, to the best of the undersigned’s knowledge, any person having a beneficial interest in the undersigned, or for whom the undersigned is acting as agent or nominee in connection with this investment, (i) is a country, territory, person or entity subject to an OFAC Maintained Sanction or (ii) is a foreign shell bank as that term is defined by the U.S. Treasury Department.

(v) The undersigned represents and warrants that, if it is an entity designated as a “financial institution” in the USA PATRIOT Act of 2001 (generally including banks, trust companies, thrift institutions, agencies or branches of foreign banks, investment bankers, broker-dealers, investment companies, insurance companies, investment advisers, futures commission merchants, commodity trading advisors, and commodity pool operators), it has implemented and enforces an anti-money laundering program (“AMLP”) that is compliant with the USA PATRIOT Act of 2001 and that its AMLP, at a minimum:

●	Maintains and enforces a customer identification program in accordance with applicable regulatory requirements under Section 326 of the USA PATRIOT Act of 2001;

●	For each investor, client, customer, and principal, verifies and documents its investor, client, customer or principal nor any person that controls, is controlled by or is under common control with any investor, client, customer or principal (1) is a country, territory, person or entity subject to an OFAC Maintained Sanction, or (2) is a foreign shell bank as that term is defined by the U.S. Treasury Department;

●	Includes reasonable internal procedures and controls to detect and report suspicious activities;

●	Designates a compliance officer for anti-money laundering responsibilities;

●	Provides on-going employee training with respect to anti-money laundering policies and procedures; and

●	Includes an independent audit function to test its AMLP.

(w) The undersigned acknowledges and agrees that the Company, in complying with anti-money laundering statutes, regulations and goals, may file voluntarily and/or as required by law suspicious activity reports (“SARs”) or any other information with governmental and law enforcement agencies that identify transactions and activities that the Company or its agents reasonably determine to be suspicious, or is otherwise required by law.

(x) The undersigned acknowledges that the Company is prohibited by law from disclosing to third parties, including the undersigned, any filing or the substance of any SAR.

(y) The undersigned confirms that all information and documentation provided to the Company, including, but not limited to, all information regarding the undersigned’s identity, business, investment objectives, and source of the funds to be invested in the Company, is true and correct.

(z) The undersigned represents and warrants that he/she/it is [  ]/ is not [X] (please check one) a senior foreign political figure, or an immediate family member or close associate of a senior foreign political figure within the meaning of the USA PATRIOT Act of 2001 and that the undersigned is [  ]/ is not [X] (please check one) making an investment in the Company on behalf of such a person.

(aa) The undersigned acknowledges that the Company may not accept any investment from the undersigned if the undersigned cannot truthfully make the representations set forth in any of the preceding subsections.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the undersigned subscriber that the following statements are true and correct:

(a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company’s business or (b) the nature of the business conducted by the Company except where failure to do so would not have a material adverse effect on the Company. The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Subscription Agreement, the Note, the Warrant and the security agreement executed in connection with the Note (collectively, the “Transaction Documents”), and to carry out the transactions contemplated hereby and thereby. All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of the Transaction Documents, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company’s obligations under Transaction Documents have been taken or will be taken prior to the closing. Each of the Transaction Documents have been duly executed and delivered by the Company, and each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b) Issuance of Securities. The Securities to be issued to the undersigned investor pursuant to this Subscription Agreement and the Warrant, as applicable, when issued and delivered in accordance with the terms of this Subscription Agreement and the Warrant, as applicable, will be duly and validly issued and will be fully paid and non-assessable.

(c) Authorization; Enforcement. The execution, delivery and performance of the Transaction Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company or any of its Subsidiaries (as defined below), including, without limitation, the rules of the Principal Market (defined below), (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, including, without limitation, any shareholder of the Company and/or the Principal Market, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company or any of its Subsidiaries is a party or by which it is bound or to which any assets of the Company or any of its Subsidiaries are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company or any of its Subsidiaries, or upon any shares of Common Stock, preferred stock or other securities of the Company or any of its Subsidiaries except for liens in favor of the holders of the Notes created by the Security Agreement, (e) conflict with or result in a breach of or constitute a default under any provision of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company and its Subsidiaries.

(d) SEC Filings. The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each subscriber through the EDGAR system true and complete copies of the Company’s filings for the prior two full fiscal years plus any interim period (collectively, the “SEC Filings”). Since December 31, 2013, the SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries, if any (collectively, the “Subsidiaries”), are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(e) No Financial Advisor. The Company acknowledges and agrees that each subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that the undersigned subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by any subscriber or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such subscriber’s purchase of the Securities. The Company further represents to each subscriber that the Company’s decision to enter into this Subscription Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(f) Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company on a fully diluted basis as of the date of this Subscription Agreement are set forth in the Company’s SEC Filings. Except as set forth in the Company’s SEC Filings, there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of its subsidiaries. The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company are described in the Company’s SEC Filings. There are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock.

(g) Private Placements. Assuming the accuracy of the subscriber’s representations and warranties set forth in Section 2 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the subscriber as contemplated hereby. None of the Company, its Subsidiaries or any of their affiliates, nor any Person (as defined below) acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or caused this offering of the Securities (or any other offering of securities of the Company taken together with this transaction) to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(h) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(i) Shell Company Status. The Company is not and has never been an issuer identified in Rule 144(i)(1) of the Securities Act. The Company is, and has been for a period of at least three (3) years, subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(j) Litigation. Except as set forth in the SEC Filings, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company or any of its Subsidiaries. No director, officer or employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing. “Principal Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, the New York Stock Exchange, OTCQX, OTCQB, OTCPK or the OTC Bulletin Board (or any successors to any of the foregoing).

(k) Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its and its Subsidiaries’ relations with their respective employees are good. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of this Subscription Agreement, the Note or the Warrant.

(l) Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(m) Indebtedness and Other Contracts. Except as set forth in the SEC Filings, neither the Company nor any of its Subsidiaries, (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property) required by US GAAP to be disclosed in the Company’s financial statements, (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

(n) No Undisclosed Events, Liabilities, Developments or Circumstances. Except as set forth in the SEC Filings and except for the transactions contemplated hereby, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any subscriber’s investment hereunder or (iii) would reasonably be expected to have a Material Adverse Effect.

(o) No Disqualification Events. To the Company’s knowledge, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(p) General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(q) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under its certificate of incorporation, bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the undersigned subscriber as a result of the transactions contemplated by the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and any subscriber’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other person that any subscriber is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any subscriber could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under this Subscription Agreement or the Warrant or under any other agreement between the Company and any subscriber.

4. SUBSCRIPTION PROCEDURES

The Company shall have the right to accept or reject this subscription, in whole or in part, and this subscription shall be deemed to be accepted by the Company only when a copy of the signature page of this Subscription Agreement is executed by the Company. A prospective Subscriber will only own any Note and become the holder of a Warrant therein upon acceptance of the Subscription Agreement. A minimum investment (lending commitment) of $500,000 is required. Subscriptions need not be accepted in the order received by the Company. The undersigned understands and agrees that this subscription may be accepted or rejected by the Company, in whole or in part in its sole and absolute discretion, and if accepted, the Securities purchased pursuant hereto will be issued only in the name of the undersigned. The undersigned hereby acknowledges and agrees that, except as otherwise provided by applicable state law, this Subscription Agreement may not be canceled, revoked or withdrawn, and that this Subscription Agreement and the documents submitted herewith shall survive (i) changes in the transactions, documents and instruments that are not material, and (ii) death or disability of the undersigned.

5. INDEMNIFICATION

The Company will indemnify and hold harmless each subscriber and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders (each, an “Indemnitee”, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) the status of such subscriber or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated hereby or as a party to the Transaction Documents (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The amount of any Indemnified Liability shall be net of (i) any amounts recovered by the Indemnitee in respect of such Indemnified Liability pursuant to any indemnification by or indemnification agreement with any third party (net of any costs of recovery), (ii) any insurance proceeds actually received by the Indemnity in respect of the Indemnified Liability (net of any deductible amounts or associated incremental premiums that the Indemnitee reasonably expects to incur as a result of the claim) and (iii) any tax benefit to the Indemnitee, to the extent such tax benefit relates solely to such Indemnified Liability. Notwithstanding anything contained herein to the contrary, an Indemnitee shall not be required to seek to recover any amounts, proceeds or benefits referred to in the immediately preceding sentence as a condition precedent to seeking indemnification from the Company pursuant to this Section 5.

6. RESTRICTIONS OF TRANSFER

(a) Legends. The subscriber understands that the Securities have been issued (or will be issued in the case of the Warrant Shares) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth in Section 6(b) below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THIS SECURITY NOR THE SECURITIES UNDERLYING THIS SECURITY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

(b) Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 6(a) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 under the Securities Act (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 under the Securities Act (provided that the Investor provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such subscriber provides the Company with an opinion of counsel to such subscriber, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) Business Days following the delivery by the subscriber to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), as directed by such subscriber, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Warrant Shares, credit the aggregate number of shares of Common Stock to which such subscriber shall be entitled to such subscriber’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver at the Company’s expense (via reputable overnight courier) to such subscriber, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such subscriber or its designee (the date by which such credit is so required to be made to the balance account of such subscriber’s or such subscriber’s nominee with DTC or such certificate is required to be delivered to such subscriber pursuant to the foregoing is referred to herein as the “Required Delivery Date”). If the Company fails to (i) issue and deliver (or cause to be delivered) to the subscriber by the Required Delivery Date a certificate representing Warrant Shares so delivered to the Company by such subscriber that is free from all restrictive and other legends or (ii) credit the balance account of such subscriber’s or such subscriber’s nominee with DTC for such number of Warrant Shares so delivered to the Company, and if after such date the subscriber is required to effect a Buy-In (as defined in the Warrant), then, in addition to all other remedies available to such subscriber, the Company shall pay in cash to such subscriber the amount set forth in Section 2(d)(iv) of the Warrant.

7. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER

The undersigned, under penalties of perjury, certifies that the taxpayer identification number or Social Security number shown hereon is true and correct and that the undersigned is not subject to any withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of failure to report all interest or dividends or because the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.

8. FURTHER COVENANTS

(a) Securities Laws Disclosure; Publicity. If required under the Exchange Act, the Company shall within four (4) Business Days after this Subscription Agreement has been executed, file a Current Report on Form 8-K with the SEC, including the Transaction Documents as exhibits thereto (the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have publicly disclosed all material, non-public information delivered to any of the subscribers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents. No subscriber shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld.

(b) Integration. The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security other than additional notes and warrants issued hereunder that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the subscribers.

(c) Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Warrant in such amount as may be required to fulfill its obligations in full under the Warrant. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Warrant, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

(d) Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated hereby, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information. The Company understands and confirms that each subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the subscriber or any of its affiliates, on the other hand, shall terminate.

(e) Accounts and Records; Inspections. The Company shall keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to the business and affairs of the Company and its subsidiaries in accordance with GAAP applied on a consistent basis. The Company shall permit each holder of any Securities or any of such holder’s officers, employees or representatives during regular business hours of the Company, upon reasonable notice and as often as such holder may reasonably request, to visit and inspect the offices and properties of the Company and its subsidiaries and to make extracts or copies of the books, accounts and records of the Company or its subsidiaries at such holder’s expense. Nothing contained in this Section shall be construed to limit any rights which a holder of any Securities may otherwise have with respect to the books and records of the Company and its Subsidiaries, to inspect its properties or to discuss its affairs, finances and accounts.

9. GENERAL PROVISIONS

(a)	This Subscription Agreement will be governed by and construed in accordance with the substantive laws of the State of Delaware without regard thereof relating to conflicts of laws.

(b)	This Subscription Agreement, together with the Note, the Security Agreement and the Warrant constitutes the entire agreement between the parties with respect to the subject matter and supersedes any prior agreements between the parties. This Subscription Agreement may be amended only by a writing executed by the parties.

(c)	The Note or Warrant will be assigned or transferred only in accordance with applicable law and the terms of this Subscription Agreement and the Note or Warrant, as the case may be.

(d)	This Subscription Agreement will survive the undersigned’s death or dissolution and will be binding upon the undersigned’s successors, heirs, assignees, representatives and distributees.

(e)	If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified only to the extent necessary to conform to such applicable law. Any provision hereof that may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable.

(f)	The parties’ representations and warranties in the Transaction Documents shall survive the execution and delivery of such Transaction Documents.

(g)	Within five days after receipt of a request from the Company, the undersigned hereby agrees to provide such reasonable information and to execute and deliver such documents as may be reasonably necessary to comply with any and all laws to which the Company is subject.

(h)	The Company shall reimburse the reasonable, documented legal fees incurred by the Subscribers in preparing and negotiating the Transaction Documents; provided that, in no event shall the Company reimburse more than $10,000 in the aggregate.

10. SUBSCRIPTION

The undersigned hereby subscribes for a Five Hundred Thousand Dollar ($500,000) Note to be issued by the Company, the Warrant and 17,000 Warrant Shares. The undersigned understands that this subscription is and shall be irrevocable after passage of any right of rescission required by applicable state law.

1. The Subscriber is [  ]/ is not [X] please check as appropriate) a “benefit plan investor.”

A “benefit plan investor” is a plan described in 19 C.F.R. Section 2510.3-101(f)(2) issued by the United States Department of Labor i.e., any employee benefit plan, whether or not subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or other plan subject to the prohibited transaction provisions of Section 4975 of the Internal Revenue Code of 1986, as amended (“Code”)) or an entity whose assets are deemed “plan assets” for purposes of Title I of ERISA and Section 4975 of the code.

If the Subscriber is a benefit plan investor (a “Plan”), it is so because it is (please check as appropriate):

[  ] an employee benefit plan within the meaning of and subject to Title I or ERISA (an “ERISA Plan”); or

[  ] an entity whose assets are deemed to constitute “plan assets” for purposes of Title I of ERISA and Section 4975 of the Code (also an “ERISA Plan”).

2. The Subscriber is [  ]/ is not [X] (please check as appropriate) exempt from U.S. federal income tax under the Code. If the Subscriber is tax-exempt, please attach to this Agreement a copy of the Determination Letter from the Internal Revenue Service regarding the Subscriber’s tax-exempt status.

3. The Subscriber is [  ]/ is not [X] (please check as appropriate) a “venture capital operating company” as such term is defined in 29 CFR Section 2510.3-101.

4. Does the undersigned grant permission to the Company to identify the undersigned by name as an investor in the Company to prospective investors in the Company.

[X] Yes

[  ] No

The undersigned represents that the undersigned has read this Subscription Agreement.

The wire instructions in connection with the subscription for the Note are as follows:

Bank:

ABA #:

Account Name:

Account #:

(The remainder of this page is intentionally left blank)

IN WITNESS WHEREOF, the Company has executed this Subscription Agreement as of the 11th day of December, 2015, at _______________, _______________.

                           (City)                          (State)

COMPANY:

PROPHASE LABS, INC.

By:	/s/ Ted Karkus
Name:	Ted Karkus
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the _____ day of ___________, 201_, at _______________, _______________.

                                                    (City)                           (State)

BUSINESS ENTITIES

Name of Business Entity

TIN

By:

Name:

Title:

State of Organization

Business Address

Telephone Number

Facsimile Number

E-mail Address

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the _____ day of ___________, 201_, at _______________, _______________.

                                                      (City)                          (State)

TRUSTS OR PLANS

Name of Trust or Plan

TIN

By:

Name:

Title:

State of Formation, if applicable

Plan Address

Telephone Number

Facsimile Number

E-mail Address

IN WITNESS WHEREROF, the undersigned has executed this Subscription Agreement as of the 11th day of December, 2015, at ____________________, _________________.

                                                     (City)                                  (State)

INDIVIDUALS

/s/ Justin J. Leonard
Signature of Prospective Investor	Signature of Co-Owner or Spouse (if applicable)

SSN:	SSN:

Typed or printed FULL Name of Prospective Investor	Typed or Printed FULL name of Co-Owner or Spouse (if applicable)

State of Residence	State of Residence

Employer	Employer

Occupation	Occupation

Business/Home Address	Business/Home Address

Facsimile Number	Facsimile Number

E-mail Address	E-mail Address

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